Exhibit 99.2

Supplemental Information

December 31, 2004

Contact:	6110 Executive Boulevard
Sara Grootwassink	Suite 800
Chief Financial Officer	Rockville, MD 20852
Direct Dial: (301) 255-0820	(301) 984-9400
E-mail: sgrootwassink@writ.com	(301) 984-9610 fax

Washington Real Estate Investment Trust

Supplemental Information

Table of Contents

December 31, 2004

Washington Real Estate Investment Trust

About the Trust

Mission Statement

Washington Real Estate Investment Trust, founded in 1960 and headquarted in Rockville, Maryland, invests in a diversified range of income-producing property types. Our purpose is to acquire and manage real estate investments in markets we know well and protect our assets from single property-type value fluctuations through diversified holdings. Our goal is to continue to safely increase earnings and shareholder value.

Company Background

We are a self-administered, self-managed, equity real estate investment trust investing in income-producing properties in the greater Washington-Baltimore region. We own a diversified portfolio of 66 properties consisting of 11 retail centers, 27 office properties1, 19 industrial properties and 9 multifamily properties.

Our dividends have increased every year for 34 consecutive years and our Funds From Operations ("FFO") per share has increased every year for 32 consecutive years. WRIT shares are publicly traded on the New York Stock Exchange (symbol: WRE).

[1]	Reflects the February 2005 disposition of 7700 Leesburg, Tycon Plaza II and Tycon Plaza III.

Certain statements in the supplemental disclosures which follow are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. Such risks, uncertainties and other factors include, but are not limited to, fluctuations in interest rates, availability of raw materials and labor costs, levels of competition, the effect of government regulation, the availability of capital, weather conditions, the timing and pricing of lease transactions and changes in general and local economic and real estate market conditions, and other risks and uncertainties detailed from time to time in our filings with the SEC, including our 2003 Form 10-K. We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Washington Real Estate Investment Trust

Consolidated Statements of Operations

(In thousands, except per share data)

(unaudited)

Twelve Months Ended	Three Months Ended
OPERATING RESULTS	12/31/04	12/31/03	12/31/04	09/30/04	06/30/04	03/31/04	12/31/03
Real estate rental revenue	$172,067	$154,004	$43,828	$43,351	$42,624	$42,264	$41,713
Real estate expenses	(51,394)	(44,689)	(12,984)	(13,165)	(12,604)	(12,641)	(11,828)

120,673	109,315	30,844	30,186	30,020	29,623	29,885
Real estate depreciation and amortization	(39,441)	(33,622)	(10,315)	(10,051)	(9,651)	(9,424)	(9,872)

Income from real estate	81,232	75,693	20,529	20,135	20,369	20,199	20,013

Other income	327	414	88	59	115	65	72
Interest expense	(34,500)	(30,040)	(8,551)	(8,760)	(8,614)	(8,575)	(8,011)
General and administrative	(6,194)	(5,275)	(1,622)	(1,616)	(1,727)	(1,229)	(1,583)

Income from continuing operations	40,865	40,792	10,444	9,818	10,143	10,460	10,491

Discontinued Operations:
Income (loss) from operations of properties sold or held for sale	3,670	4,095	910	979	939	842	907
Gain on sale of real estate investment	1,029	—	1,029	—	—	—	—

Income (loss) from discontinued operations	4,699	4,095	1,939	979	939	842	907

Net Income	$45,564	$44,887	$12,383	$10,797	$11,082	$11,302	$11,398

Per Share Data

Net Income	$1.09	$1.13	$0.30	$0.26	$0.26	$0.27	$0.28

Fully diluted weighted average shares outstanding	41,863	39,600	41,911	41,883	41,838	41,820	40,121

Percentage of Revenues:
Real estate expenses	29.9%	29.0%	29.6%	30.4%	29.6%	29.9%	28.4%
General and administrative	3.6%	3.4%	3.7%	3.7%	4.1%	2.9%	3.8%

Ratios:
EBITDA / Interest Expense	3.5	x	3.7	x	3.6	x	3.4	x	3.5	x	3.5	x	3.7	x
Income from continuing operations/Total real estate revenue	23.7%	26.5%	23.8%	22.6%	23.8%	24.7%	25.2%
Net income/Total real estate revenue	26.5%	29.1%	28.3%	24.9%	26.0%	26.7%	27.3%

Washington Real Estate Investment Trust

Consolidated Balance Sheets

(In thousands)

(unaudited)

	December 31, 2004	September 30, 2004	June 30, 2004	March 31, 2004	December 31, 2003
Assets
Land	$210,647	$204,456	$202,453	$201,578	$199,808
Building and improvements	906,228	847,146	820,917	815,566	799,932

Total real estate, at cost	1,116,875	1,051,602	1,023,370	1,017,144	999,740
Accumulated depreciation	(201,758)	(192,338)	(183,339)	(174,665)	(166,095)

Total investment in real estate, net	915,117	859,264	840,031	842,479	833,645
Investment in real estate sold or held for sale, net	34,158	41,091	41,315	41,492	41,582
Cash and cash equivalents	5,950	3,127	8,336	6,064	5,486
Rents and other receivables, net of allowance for doubtful accounts	21,423	21,098	20,529	18,938	17,956
Prepaid expenses and other assets	35,066	32,911	26,499	28,328	28,686
Other assets related to properties sold or held for sale	679	711	756	727	734

Total Assets	$1,012,393	$958,202	$937,466	$938,028	$928,089

Liabilities and Shareholders’ Equity
Accounts payable and other liabilities	$22,586	$21,170	$22,475	$17,250	$18,922
Advance rents	5,108	4,882	4,947	5,321	4,903
Tenant security deposits	5,784	5,718	5,621	5,678	5,562
Other liabilities related to properties sold or held for sale	848	1,208	1,461	1,311	1,171
Mortgage notes payable	173,429	150,904	141,271	141,752	142,182
Lines of credit/short-term note payable	117,000	30,850	13,250	13,250	—
Notes payable	320,000	375,000	375,000	375,000	375,000

Total Liabilities	644,755	589,732	564,025	559,562	547,740

Minority interest	1,629	1,624	1,615	1,609	1,601

Shareholders’ Equity
Shares of beneficial interest, $0.01 par value; 100,000 shares authorized	$420	$418	$418	$418	$416
Additional paid-in capital	405,029	401,006	400,713	400,582	396,462
Distributions in excess of net income	(35,544)	(31,444)	(25,840)	(20,528)	(16,272)
Less: Deferred Compensation on restricted shares	(3,896)	(3,134)	(3,465)	(3,615)	(1,858)

Total Shareholders’ Equity	366,009	366,846	371,826	376,857	378,748

Total Liabilities and Shareholders’ Equity	$1,012,393	$958,202	$937,466	$938,028	$928,089

Total Debt / Total Market Capitalization	0.30:1	0.31:1	0.30:1	0.28:1	0.30:1

Note: Certain prior quarter amounts have been reclassified to conform to the current quarter presentation.

Washington Real Estate Investment Trust

Funds From Operations and Funds Available for Distribution

(In thousands, except per share data)

(unaudited)

	Twelve Months Ended		Three Months Ended
	12/31/04	12/31/03	12/31/04	09/30/04	06/30/04	03/31/04	12/31/03
Funds From Operations(1)
Net Income	$45,564	$44,887	$12,383	$10,797	$11,082	$11,302	$11,398
Real estate depreciation and amortization	39,441	33,622	10,315	10,051	9,651	9,424	9,872
Discontinued operations:
Gain on property disposed	(1,029)	—	(1,029)	—	—	—	—
Real estate depreciation and amortization	1,652	2,133	270	464	470	448	464

Funds From Operations (FFO)	85,628	80,642	21,939	21,312	21,203	21,174	21,734

FFO per share - basic	$2.06	$2.05	$0.53	$0.51	$0.51	$0.51	$0.55
FFO per share - fully diluted	$2.05	$2.04	$0.52	$0.51	$0.51	$0.51	$0.54

Funds Available for Distribution(2)
Accretive:
Tenant Improvements (3)	(9,432)	(9,506)	(3,057)	(1,561)	(2,022)	(2,792)	(4,958)
Leasing Commissions Capitalized	(2,713)	(4,241)	(923)	(533)	(624)	(633)	(935)
Non-Accretive:
Recurring Capital Improvements	(9,068)	(6,548)	(3,009)	(2,274)	(2,357)	(1,428)	(2,887)
Straight-Line Rent, Net	(2,129)	(1,689)	(610)	(434)	(520)	(565)	(395)
Rent abatement amortization	1,216	933	308	331	277	300	220
Non-real estate depreciation and amortization	1,698	1,844	400	424	426	448	448
Amortization of lease intangibles	(12)	(5)	51	8	(6)	(65)	(35)

Funds Available for Distribution (FAD)	$65,188	$61,430	$15,099	$17,273	$16,377	$16,439	$13,192

Total Dividends Paid	$64,836	$58,604	16,483	$16,401	$16,394	$15,558	$15,499
Average shares - basic	41,642	39,399	41,711	41,648	41,638	41,572	39,862
Average shares - fully diluted	41,863	39,600	41,911	41,883	41,838	41,820	40,121

(1)	Funds From Operations (“FFO”) – The National Association of Real Estate Investment Trusts, Inc. (“NAREIT”) defines FFO (April, 2002 White Paper) as net income (computed in accordance with generally accepted accounting principles (“GAAP”)) excluding gains (or losses) from sales of property plus real estate depreciation and amortization. We consider FFO to be a standard supplemental measure for equity real estate investment trusts (“REITs”) because it facilitates an understanding of the operating performance of our properties without giving effect to real estate depreciation and amortization, which historically assumes that the value of real estate assets diminishes predictably over time. Since real estate values have instead historically risen or fallen with market conditions, we believe that FFO more accurately provides investors an indication of our ability to incur and service debt, make capital expenditures and fund other needs.
(2)	Funds Available for Distribution (“FAD”) is calculated by subtracting from FFO (1) recurring expenditures, tenant improvements and leasing costs, that are capitalized and amortized and are necessary to maintain our properties and revenue stream and (2) straight line rents, then adding (3) non-real estate depreciation and amortization and (4) non-cash amortization of rent abatements, and adding or subtracting the amortization of lease intangibles as appropriate. FAD is included herein, because we consider it to be a measure of a REIT’s ability to incur and service debt and to distribute dividends to its shareholders. FAD is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

Washington Real Estate Investment Trust

Earnings Before Interest Taxes Depreciation and Amortization (EBITDA)

(In thousands)

(unaudited)

	Three Months Ended
	12/31/04	09/30/04	06/30/04	03/31/04	12/31/03
EBITDA(1)

Net income	$12,383	$10,797	$11,082	$11,302	$11,398
Add:
Interest expense	8,551	8,760	8,614	8,575	8,011
Real estate depreciation and amortization	10,585	10,515	10,121	9,872	10,336
Non-real estate depreciation	95	103	111	114	117
Less:
Gain on sale of real estate	(1,029)	—	—	—	—
Other income	(88)	(59)	(115)	(65)	(72)

EBITDA	$30,497	$30,116	$29,813	$29,798	$29,790

(1)	EBITDA is earnings before interest, taxes, depreciation and amortization. We consider EBITDA to be an appropriate supplemental performance measure because it eliminates depreciation, interest and the gain (loss) from property dispositions, which permits investors to view income from operations without the effect of non-cash depreciation or the cost of debt.

Washington Real Estate Investment Trust

Long-Term Debt Analysis

(In thousands, except per share amounts)

	December 31, 2004	September 30, 2004	June 30, 2004	March 31, 2004	December 31, 2003
Balances Outstanding

Secured
Conventional fixed rate	$173,429	$150,904	$141,271	$141,752	$142,182

Secured total	173,429	150,904	141,271	141,752	142,182

Unsecured
Fixed rate bonds and notes	320,000	375,000	375,000	375,000	375,000
Credit facility	117,000	30,850	13,250	13,250	—

Unsecured total	437,000	405,850	388,250	388,250	375,000

Total	$610,429	$556,754	$529,521	$530,002	$517,182

Average Interest Rates

Secured
Conventional fixed rate	6.6%	6.6%	6.6%	6.6%	6.6%

Secured total	6.6%	6.6%	6.6%	6.6%	6.6%

Unsecured
Fixed rate bonds	6.2%	6.5%	6.5%	6.5%	6.5%
Credit facilities	3.1%	2.4%	1.8%	1.8%	0.0%

Unsecured total	5.4%	6.2%	6.3%	6.3%	6.5%

Average	5.7%	6.3%	6.4%	6.4%	6.5%

Maturity Schedule

	Future Maturities of Debt				Average Interest Rate
Year	Secured Debt	Unsecured Debt	Credit Facilities	Total Debt
2005	$28,352	$—	$50,000	$78,352	4.8%
2006	8,231	50,000	—	58,231	7.3%
2007	9,528	—	67,000	76,528	3.4%
2008	1,763	60,000	—	61,763	6.7%
2009	51,863	—	—	51,863	7.1%
2010	1,961	—	—	1,961	6.2%
2011	11,107	—	—	11,107	6.8%
2012	18,664	—	—	18,664	6.8%
2013	41,960	60,000	—	101,960	5.3%
Thereafter	—	150,000	—	150,000	6.0%

Total maturities	$173,429	$320,000	$117,000	$610,429	5.7%

Weighted average maturity = 6.5 years

Washington Real Estate Investment Trust

Capital Analysis

(In thousands, except per share amounts)

	December 31, 2004		September 30, 2004		June 30, 2004		March 31, 2004		December 31, 2003
Market Data

Shares Outstanding	42,000		41,786		41,769		41,764		41,607
Market Price per Share	$33.87		$30.30		$29.38		$32.45		$29.20
Equity Market Capitalization	$1,422,540		$1,266,116		$1,227,173		$1,355,242		$1,214,924
Total Debt	$610,429		$556,754		$529,521		$530,002		$517,182
Total Market Capitalization	$2,032,969		$1,822,870		$1,756,694		$1,885,244		$1,732,106
Total Debt to Market Capitalization	0.30:1		0.31:1		0.30:1		0.28:1		0.30:1

Earnings to Fixed Charges(1)	2.2	x	2.1	x	2.1	x	2.2	x	2.3	x
Debt Service Coverage Ratio(2)	3.3	x	3.3	x	3.3	x	3.3	x	3.5	x

Dividend Data

Total Dividends Paid	$16,483		$16,401		$16,394		$15,558		$15,499
Common Dividend per Share	$0.3925		$0.3925		$0.3925		$0.3725		$0.3725
Payout Ratio (FFO per share basis)	75.0%		77.1%		77.5%		73.6%		68.8%

(1)	The ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations plus fixed charges, less capitalized interest. Fixed charges consist of interest expense, including amortized costs of debt issuance, plus interest costs capitalized.
(2)	Debt service coverage ratio is computed by dividing earnings before interest income and expense, depreciation, amortization and gain on sale of real estate by interest expense and principal amortization.

Washington Real Estate Investment Trust

Core Portfolio Net Operating Income (NOI) Growth & Rental Rate Growth

Q4 2004 vs. Q4 2003

Cash Basis
	Sector	NOI Growth	Rental Rate Growth
	Multifamily	3.0%	2.5%
	Office Buildings	-6.9%	0.8%
	Retail Centers	4.3%	0.7%
	Industrial / Flex Properties	8.7%	0.0%

	Overall Core Portfolio	-1.0%	1.0%

GAAP Basis
	Sector	NOI Growth	Rental Rate Growth
	Multifamily	3.1%	2.5%
	Office Buildings	-6.0%	0.2%
	Retail Centers	4.8%	2.0%
	Industrial / Flex Properties	10.0%	-0.3%

	Overall Core Portfolio	-0.2%	0.8%

Washington Real Estate Investment Trust

Core Portfolio Net Operating Income (NOI) Summary

(In Thousands)

	Three Months Ended December 31
	2004	2003	% Change
Cash Basis:
Multifamily	$4,418	$4,290	3.0%
Office Buildings	13,383	14,376	-6.9%
Retail Centers	5,474	5,250	4.3%
Industrial/Flex	4,582	4,215	8.7%

	$27,857	$28,131	-1.0%

GAAP Basis:
Multifamily	$4,416	$4,282	3.1%
Office Buildings	13,678	14,551	-6.0%
Retail Centers	5,557	5,301	4.8%
Industrial/Flex	4,637	4,215	10.0%

	$28,288	$28,349	-0.2%

Washington Real Estate Investment Trust

Core Portfolio Net Operating Income (NOI) Detail

(In Thousands)

	Three Months Ended December 31, 2004
	Multifamily	Office	Retail	Industrial	Corporate and Other	Total
Real estate rental revenue
Core Portfolio	$7,336	$20,195	$6,962	$5,905	$—	$40,398
Non-core- acquired [1]	—	3,047	—	383	—	3,430

Total	7,336	23,242	6,962	6,288	—	43,828

Real estate expenses
Core Portfolio	2,920	6,517	1,405	1,268	—	12,110
Non-core- acquired [1]	—	819	—	55	—	874

Total	2,920	7,336	1,405	1,323	—	12,984

Net Operating Income (NOI)
Core Portfolio	4,416	13,678	5,557	4,637	—	28,288
Non-core- acquired [1]	—	2,228	—	328	—	2,556

Total	$4,416	$15,906	$5,557	$4,965	$—	$30,844

Core Portfolio NOI GAAP Basis (from above)	$4,416	$13,678	$5,557	$4,637	$—	$28,288
Straight-line revenue, net for core properties	2	(246)	(111)	(55)	—	(410)
Amortization of lease intangibles for core properties	—	(49)	28	—	—	(21)

Core portfolio NOI, Cash Basis	$4,418	$13,383	$5,474	$4,582	$—	$27,857

Reconciliation of NOI to Net Income
Total NOI	$4,416	$15,906	$5,557	$4,965	$—	$30,844
Other revenue	—	—	—	—	88	88
Interest expense	(1,065)	(1,180)	—	(284)	(6,022)	(8,551)
Depreciation and amortization	(1,228)	(6,345)	(928)	(1,542)	(272)	(10,315)
General and administrative	—	—	—	—	(1,622)	(1,622)
Discontinued Operations [2]		1,939				1,939

Net Income	$2,123	$10,320	$4,629	$3,139	$(7,828)	$12,383

	Three Months Ended December 31, 2003
	Multifamily	Office	Retail	Industrial	Corporate and Other	Total
Real estate rental revenue
Core Portfolio	$6,966	$20,452	$6,815	$5,533	$—	$39,766
Non-core- acquired [1]	—	1,947	—	—	—	1,947

Total	6,966	22,399	6,815	5,533	—	41,713

Real estate expenses
Core Portfolio	2,684	5,901	1,514	1,318	—	11,417
Non-core- acquired [1]	—	411	—	—	—	411

Total	2,684	6,312	1,514	1,318	—	11,828

Net Operating Income (NOI)
Core Portfolio	4,282	14,551	5,301	4,215	—	28,349
Non-core- acquired [1]	—	1,536	—	—	—	1,536

Total	$4,282	$16,087	$5,301	$4,215	$—	$29,885

Core Portfolio NOI GAAP Basis (from above)	$4,282	$14,551	$5,301	$4,215	$—	$28,349
Straight-line revenue, net for core properties	8	(124)	(101)	—	—	(217)
Amortization of lease intangibles for core properties	—	(51)	50	—	—	(1)

Core portfolio NOI, Cash Basis	$4,290	$14,376	$5,250	$4,215	$—	$28,131

Reconciliation of NOI to Net Income
Total NOI	$4,282	$16,087	$5,301	$4,215	$—	$29,885
Other revenue	—	—	—	—	72	72
Interest expense	(1,069)	(1,000)	—	(256)	(5,686)	(8,011)
Depreciation and amortization	(1,242)	(5,585)	(1,190)	(1,495)	(360)	(9,872)
General and administrative	—	—	—	—	(1,583)	(1,583)
Discontinued Operations [2]		907				907

Net Income	$1,971	$10,409	$4,111	$2,464	$(7,557)	$11,398

[1]	Non-core acquired properties for Q4 2004 and Q4 2003 were Prosperity Medical Center, 8880 Gorman Road, Shady Grove Medical Village II, 8301 Arlington Boulevard and Dulles Business Park.
[2]	Discontinued operations consists of:
Properties sold - 8230 Boone Boulevard
Properties held for sale at December 31, 2004 - 7700 Leesburg, Tycon Plaza II and Tycon Plaza III.

Washington Real Estate Investment Trust

Core Portfolio & Overall Occupancy Levels by Sector

Q4 2004 vs. Q4 2003

GAAP Basis

	Core Portfolio		All Properties
Sector	4th QTR 2004	4th QTR 2003	4th QTR 2004	4th QTR 2003
Multifamily	91.6%	89.2%	91.6%	89.2%
Office Buildings	88.6%	89.5%	88.4%	88.1%
Retail Centers	95.8%	96.1%	95.8%	96.1%
Industrial / Flex Properties	94.0%	88.8%	94.3%	88.8%

Overall Portfolio	90.9%	90.3%	90.6%	89.4%

Washington Real Estate Investment Trust

Schedule of Properties

December 31, 2004

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET

Office Buildings
1901 Pennsylvania Avenue	Washington, DC	1977	1960	97,000
51 Monroe Street	Rockville, MD	1979	1975	208,000
7700 Leesburg Pike [2]	Falls Church, VA	1990	1976	147,000
515 King Street	Alexandria, VA	1992	1966	78,000
The Lexington Building	Rockville, MD	1993	1970	46,000
The Saratoga Building	Rockville, MD	1993	1977	59,000
Brandywine Center	Rockville, MD	1993	1969	35,000
Tycon Plaza II [2]	Vienna, VA	1994	1981	127,000
Tycon Plaza III [2]	Vienna, VA	1994	1978	137,000
6110 Executive Boulevard	Rockville, MD	1995	1971	199,000
1220 19th Street	Washington, DC	1995	1976	102,000
Maryland Trade Center I	Greenbelt, MD	1996	1981	190,000
Maryland Trade Center II	Greenbelt, MD	1996	1984	158,000
1600 Wilson Boulevard	Arlington, VA	1997	1973	166,000
7900 Westpark Drive	McLean, VA	1997	1972/1986/1999[1]	521,000
Woodburn Medical Park I	Annandale, VA	1998	1984	71,000
Woodburn Medical Park II	Annandale, VA	1998	1988	96,000
600 Jefferson Plaza	Rockville, MD	1999	1985	115,000
1700 Research Boulevard	Rockville, MD	1999	1982	103,000
Parklawn Plaza	Rockville, MD	1999	1986	40,000
Wayne Plaza	Silver Spring, MD	2000	1970	91,000
Courthouse Square	Alexandria, VA	2000	1979	113,000
One Central Plaza	Rockville, MD	2001	1974	267,000
The Atrium Building	Rockville, MD	2002	1980	81,000
1776 G Street	Washington, DC	2003	1979	262,000
Prosperity Medical Center I	Merrifield, VA	2003	2000	92,000
Prosperity Medical Center II	Merrifield, VA	2003	2001	88,000
Prosperity Medical Center III	Merrifield, VA	2003	2002	75,000
Shady Grove Medical Village II	Rockville, MD	2004	1999	66,000
8301 Arlington Boulevard	Fairfax, VA	2004	1965	50,000

Subtotal				3,880,000

Retail Centers
Takoma Park	Takoma Park, MD	1963	1962	51,000
Westminster	Westminster, MD	1972	1969	146,000
Concord Centre	Springfield, VA	1973	1960	76,000
Wheaton Park	Wheaton, MD	1977	1967	72,000
Bradlee	Alexandria, VA	1984	1955	168,000
Chevy Chase Metro Plaza	Washington, DC	1985	1975	50,000
Montgomery Village Center	Gaithersburg, MD	1992	1969	198,000
Shoppes of Foxchase	Alexandria, VA	1994	1960	128,000
Frederick County Square	Frederick, MD	1995	1973	227,000
800 S. Washington Street[3]	Alexandria, VA	1998/2003	1955/1959	45,000
Centre at Hagerstown	Hagerstown, MD	2002	2000	334,000

Subtotal				1,495,000

[1]	A 49,000 square foot addition to 7900 Westpark Drive was completed in September 1999.
[2]	These buldings were sold on February 1, 2005. They are classified as properties held for sale at December 31, 2004. Excluding these properties, net rentable square feet in the Office segment total 3,469,000 and in the total portfolio, 9,721,000.
[3]	South Washington Street includes 718 Jefferson Street, acquired in May 2003 to complete the ownership of the entire block of 800 S. Washington Street. The net rentable square feet reduction from 12/31/03 is due to space taken off market for development of residential units.

Washington Real Estate Investment Trust

Schedule of Properties (Cont.)

December 31, 2004

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE* SQUARE FEET

Multifamily Buildings * / # units
3801 Connecticut Avenue / 307	Washington, DC	1963	1951	177,000
Roosevelt Towers / 190	Falls Church, VA	1965	1964	168,000
Country Club Towers / 227	Arlington, VA	1969	1965	159,000
Park Adams / 200	Arlington, VA	1969	1959	172,000
Munson Hill Towers / 279	Falls Church, VA	1970	1963	259,000
The Ashby at McLean / 250	McLean, VA	1996	1982	244,000
Walker House Apartments / 212	Gaithersburg, MD	1996	1971/2003 [4]	154,000
Bethesda Hill Apartments / 194	Bethesda, MD	1997	1986	226,000
Avondale / 236	Laurel, MD	1999	1987	170,000

Subtotal (2,095 units)				1,729,000

Industrial Distribution / Flex Properties
Fullerton Business Center	Springfield, VA	1985	1980	104,000
Pepsi-Cola Distribution Center	Forestville, MD	1987	1971	69,000
Charleston Business Center	Rockville, MD	1993	1973	85,000
Tech 100 Industrial Park	Elkridge, MD	1995	1990	167,000
Crossroads Distribution Center	Elkridge, MD	1995	1987	85,000
The Alban Business Center	Springfield, VA	1996	1981/1982	87,000
The Earhart Building	Chantilly, VA	1996	1987	93,000
Ammendale Technology Park I	Beltsville, MD	1997	1985	167,000
Ammendale Technology Park II	Beltsville, MD	1997	1986	108,000
Pickett Industrial Park	Alexandria, VA	1997	1973	246,000
Northern Virginia Industrial Park	Lorton, VA	1998	1968/1991	788,000
8900 Telegraph Road	Lorton, VA	1998	1985	32,000
Dulles South IV	Chantilly, VA	1999	1988	83,000
Sully Square	Chantilly, VA	1999	1986	95,000
Amvax	Beltsville, MD	1999	1986	31,000
Sullyfield Center	Chantilly, VA	2001	1985	245,000
Fullerton Industrial Center	Springfield, VA	2003	1980	137,000
8880 Gorman Road	Laurel, MD	2004	2000	141,000
Dulles Business Park Portfolio	Chantilly, VA	2004	1999-2004	265,000

Subtotal				3,028,000

TOTAL				10,132,000

*	Multifamily buildings are presented in gross square feet.
[4]	A 16 unit addition referred to as The Gardens at Walker House was completed in October 2003.

Washington Real Estate Investment Trust

Commercial Leasing Summary

Three months and Twelve months ended 12/31/04

	4th Quarter 2004	YTD 2004
Gross Leasing Square Footage
Office Buildings [1]	160,236	761,380
Retail Centers	39,442	278,750
Industrial Centers	272,075	759,311

Total [1]	471,753	1,799,441

Weighted Average Term (yrs)
Office Buildings [1]	4.1	4.2
Retail Centers	5.8	7.8
Industrial Centers	4.7	3.7

Total [1]	4.6	4.5

	GAAP	CASH	GAAP	CASH
Rental Rate Increases:
Rate on expiring leases
Office Buildings [1]	$25.03	$25.87	$25.22	$26.01
Retail Centers	16.81	17.54	14.42	14.66
Industrial Centers	7.20	7.60	7.57	7.82

Total [1]	$14.06	$14.63	$16.10	$16.58

Rate on new and renewal leases
Office Buildings [1]	$24.51	$23.32	$25.13	$24.02
Retail Centers	19.67	18.42	18.93	18.11
Industrial Centers	8.30	7.81	8.28	7.89

Total [1]	$14.76	$13.97	$17.06	$16.30

Percentage Increase
Office Buildings [1]	-2.08%	-9.86%	-0.36%	-7.65%
Retail Centers	17.01%	5.02%	31.28%	23.53%
Industrial Centers	15.28%	2.76%	9.38%	0.90%

Total [1]	4.98%	-4.51%	5.96%	-1.69%

	Total Dollars	Dollars per Square Foot	Total Dollars	Dollars per Square Foot
Tenant Improvements and Leasing Costs
Office Buildings	$1,763,319	$11.00	$8,923,375	$11.72
Retail Centers	382,633	9.70	945,014	3.39
Industrial Centers	618,236	2.27	1,813,242	2.39

Total	$2,764,188	$5.86	$11,681,631	$6.49

[1]	Results excluding properties held for sale at December 31, 2004 are shown on the following page.

Washington Real Estate Investment Trust

Commercial Leasing Summary

Excluding Properties Held for Sale 1

Three months and Twelve months ended 12/31/04

	4th Quarter 2004	YTD 2004
Gross Leasing Square Footage
Office Buildings	130,993	668,891
Retail Centers	39,442	278,750
Industrial Centers	272,075	759,311

Total	442,510	1,706,952

Weighted Average Term (yrs)
Office Buildings	4.4	4.3
Retail Centers	5.8	7.8
Industrial Centers	4.7	3.7

Total	4.7	4.6

	GAAP	CASH	GAAP	CASH
Rental Rate Increases:
Rate on expiring leases
Office Buildings	$24.76	$25.68	$25.22	$26.00
Retail Centers	16.81	17.54	14.42	14.66
Industrial Centers	7.20	7.60	7.57	7.82

Total	$13.26	$13.84	$15.60	$16.06

Rate on new and renewal leases
Office Buildings	$25.17	$23.84	$25.54	$24.36
Retail Centers	19.67	18.42	18.93	18.11
Industrial Centers	8.30	7.81	8.28	7.89

Total	$14.31	$13.50	$16.78	$16.01

Percentage Increase
Office Buildings	1.66%	-7.17%	1.27%	-6.31%
Retail Centers	17.01%	5.02%	31.28%	23.53%
Industrial Centers	15.28%	2.76%	9.38%	0.90%

Total	7.92%	-2.46%	7.56%	-0.31%

	Total Dollars	Dollars per Square Foot	Total Dollars	Dollars per Square Foot
Tenant Improvements and Leasing Costs
Office Buildings	$1,537,500	$11.74	$8,095,927	$12.10
Retail Centers	382,633	9.70	945,014	3.39
Industrial Centers	618,236	2.27	1,813,242	2.39

Total	$2,538,369	$5.74	$10,854,183	$6.36

[1]	Properties classified as Held for Sale as of December 31, 2004 are 7700 Leesburg, Tycon Plaza II and Tycon Plaza III.

Washington Real Estate Investment Trust

10 Largest Tenants - Based on Annualized Rent

December 31, 2004

Tenant	Number of Buildings	Weighted Average Remaining Lease Term in Months	Percentage of Aggregate Portfolio Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Occupied Square Feet
World Bank	1	24	4.39%	149,284	2.01%
Sunrise Senior Living, Inc.	1	105	3.48%	180,066	2.42%
General Services Administration	6	46	2.35%	250,349	3.36%
Sun Microsystems, Inc.	1	24	2.17%	110,184	1.48%
INOVA Health Care Services	4	65	1.95%	83,631	1.12%
International Monetary Fund	1	12	1.71%	59,146	0.79%
George Washington University	2	42	1.51%	66,066	0.89%
IQ Solutions	1	65	1.24%	58,473	0.79%
United Communications Group	1	41	1.23%	62,793	0.84%
Lockheed Corporation	2	20	1.20%	73,770	0.99%

Total/Weighted Average		49	21.23%	1,093,762	14.69%

Washington Real Estate Investment Trust

Lease Expirations Excluding Properties Held for Sale1

December 31, 2004

Year	Number of Leases	Rentable Square Feet	Percent of Rentable Square Feet	Annualized Rent *	Average Rental Rate	Percent of Annualized Rent *
Office:
2005	109	433,045	14.8%	$13,753,708	$31.76	16.9%
2006	104	471,136	16.1%	12,342,414	26.20	15.2%
2007	80	282,418	9.6%	7,266,015	25.73	8.9%
2008	69	371,417	12.7%	10,628,594	28.62	13.1%
2009	77	368,415	12.6%	10,021,372	27.20	12.3%
2010 and thereafter	122	1,007,545	34.3%	27,243,244	27.04	33.5%

	561	2,933,976	100.0%	$81,255,347	$27.69	100.0%

Retail:
2005	42	96,904	6.6%	$2,127,712	$21.96	9.1%
2006	44	146,055	10.0%	2,844,054	19.47	12.1%
2007	49	147,792	10.1%	3,218,712	21.78	13.7%
2008	26	169,479	11.6%	1,515,411	8.94	6.5%
2009	25	104,315	7.1%	2,063,645	19.78	8.8%
2010 and thereafter	78	795,677	54.5%	11,648,992	14.64	49.7%

	264	1,460,222	100.0%	$23,418,526	$16.04	100.0%

Industrial:
2005	63	632,220	22.7%	$4,871,482	$7.71	20.2%
2006	53	509,226	18.3%	4,593,525	9.02	19.0%
2007	30	301,752	10.8%	2,324,605	7.70	9.6%
2008	26	281,726	10.1%	2,567,192	9.11	10.6%
2009	30	495,393	17.8%	4,671,894	9.43	19.3%
2010 and thereafter	25	568,552	20.4%	5,119,520	9.00	21.2%

	227	2,788,869	100.0%	$24,148,218	$8.66	100.0%

Total:
2005	214	1,162,169	16.2%	$20,752,902	$17.86	16.1%
2006	201	1,126,417	15.7%	19,779,993	17.56	15.4%
2007	159	731,962	10.2%	12,809,332	17.50	9.9%
2008	121	822,622	11.5%	14,711,197	17.88	11.4%
2009	132	968,123	13.5%	16,756,911	17.31	13.0%
2010 and thereafter	225	2,371,774	33.0%	44,011,756	18.56	34.2%

	1,052	7,183,067	100.0%	$128,822,091	$17.93	100.0%

*	Annualized Rent is as of December 31, 2004 rental revenue (cash basis) multiplied by 12.
[1]	Properties classified as Held for Sale as of December 31, 2004 are 7700 Leesburg, Tycon Plaza II and Tycon Plaza III.

Washington Real Estate Investment Trust

2004 Acquisition and Development Summary

as of December 31, 2004

($’s in thousands)

Acquisition Summary

	Acquisition Date	Square Feet	Leased Percentage at Acquisition	December 31, 2004 Leased Percentage	Investment
8880 Gorman Road	03/10/04	140,700	100%	100%	$11,500
Laurel, MD

Shady Grove Medical Village II	08/12/04	66,157	100%	100%	18,500
Rockville, MD

8301 Arlington Boulevard	10/12/04	49,744	90%	92%	8,000
Fairfax, VA

Dulles Business Park Portfolio	12/22/04	264,657	99%	99%	46,000
Chantilly, VA

Total					$84,000

Development Summary

	Property and Location	Total Rentable Square Feet or # of Units	Percentage Leased or Committed	Anticipated Total Cost	Cost to Date		Anticipated Construction Completion Date
Redevelopment
	Westminster Shopping Center [1]
	Westminster, MD	38,000 sq ft.	100%	$3,700	$4,288		Completed
Development
	Rosslyn Towers [2]
	(High Rise)	178 units & 1,600 sq ft. retail	0%				4Q 06
	(Medium Rise)	46 units & 4,300 sq ft. retail	0%				3Q 06
	Arlington, VA			56,100	10,171	[4]
	South Washington Street [3] Alexandria, VA	75 units & 4,500 sq ft. retail	0%	20,200	2,459	[4]	3Q 06

Total				$80,000	$16,918

[1]	Redevelopment in conjunction with a lease executed in May 2003 with a national food chain.
[2]	Rosslyn Towers, formerly known as WRIT Rosslyn Center, is a planned 224 unit multifamily property. 1620 Wilson Boulevard was acquired in conjunction with the overall development plan for Rosslyn Towers.
[3]	718 E. Jefferson Street was acquired to complete our ownership of the entire block of 800 S. Washington Street. The surface parking lot on this block is now in the preliminary stages of development. We refer to this development project as South Washington Street.
[4]	Includes land cost.

WRIT vs. Morgan Stanley REIT Index & NAREIT All Equity Index & Russell 2000

12, 36, and 60 Month Total Returns

December 31, 2004

Source: SNL Interactive

Washington Real Estate Investment Trust

Reporting Definitions

December 31, 2004

Annualized base rent (ABR) is calculated as monthly base rent (cash basis) per the lease, as of the reporting period, multiplied by 12.

Debt to total market capitalization is total debt from the balance sheet divided by the sum of total debt from the balance sheet plus the market value of shares outstanding at the end of the period.

EBITDA is earnings before interest, taxes, depreciation and amortization.

Ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations (or net income if there are no discontinued operations) plus fixed charges, less capitalized interest. Fixed charges consist of interest expense, including amortized costs of debt issuance, plus interest costs capitalized.

Debt service coverage ratio is computed by dividing earnings before interest income and expense, depreciation, amortization and gain on sale of real estate by interest expense and principal amortization.

Funds from operations (FFO) - The National Association of Real Estate Investment Trusts, Inc. (NAREIT) defines FFO (April, 2002 White Paper) as net income (computed in accordance with generally accepted accounting principles (GAAP)) excluding gains (or losses) from sales of property plus real estate depreciation and amortization.

Funds Available for Distribution (FAD) is calculated by subtracting from FFO recurring expenditures, tenant improvements and leasing costs, that are capitalized and amortized and are necessary to maintain our properties and revenue stream and straight line rents, then adding non-real estate depreciation and amortization and rent abatement amortization, and adding or subtracting amortization of lease intangibles, as appropriate.

Recurring capital expenditures represents non-accretive building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include acquisition capital that was taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to “operating standard.”

Rent increases on renewals and rollovers are calculated as the difference, weighted by square feet, of the net ABR due the first month after a term commencement date and the net ABR due the last month prior to the termination date of the former tenant’s term.

Core portfolio properties include all properties that were owned for the entirety of the current and prior year reporting periods.

Core portfolio net operating income (NOI) growth is the change in the NOI of the core portfolio properties from the prior reporting period to the current reporting period.